Exhibit 10.4

Form of Class F Warrant Certificate

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IF THE SECURITIES HAVE BEEN REGISTERED IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT IN ACCORDANCE WITH RULE 144 THEREUNDER, IF APPLICABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING, OR OTHER EVIDENCE OF EXEMPTION, REASONABLY SATISFACTORY TO THE COMPANY.  HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH U.S. SECURITIES LAWS.

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.  THIS WARRANT MAY NOT BE EXERCISED BY OR ON BEHALF OF A “U.S. PERSON” OR A PERSON IN THE UNITED STATES UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

GOLDRICH MINING COMPANY

CLASS F WARRANTS
TO PURCHASE SHARES

OF COMMON STOCK OF

GOLDRICH MINING COMPANY

CERTIFICATE NO.: ♦

Class F Warrant to Purchase

♦ Shares of Common Stock

[DATE]

(“Issue Date”)

FOR VALUE RECEIVED, GOLDRICH MINING COMPANY, an Alaska corporation (the "Company"), hereby certifies that __________________________________, its successor or permitted assigns (the "Holder"), is entitled, subject to the provisions of this Class F Warrant, to purchase from the Company, at the times specified herein, ♦ fully paid and non-assessable shares of common stock of the Company, par value $0.10 per share (the "Common Shares"), at a purchase price per share equal to the Exercise Price (as hereinafter defined).

1.

Definitions.  (a)  The following terms, as used herein, have the following meanings:

"Affiliate" shall have the meaning given to such term in Rule 12b-2 promulgated under the Securities and Exchange Act of 1934, as amended.

"Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in the City of Spokane, Washington are authorized by law to close.

"Common Stock" means the Common Stock, par value $0.10 per share, of the Company.

"Duly Endorsed" means duly endorsed in blank by the Person or Persons in whose name a stock certificate is registered or accompanied by a duly executed stock assignment separate from the certificate with the signature(s) thereon guaranteed by a commercial bank or trust company or a member of a national securities exchange or of the Financial Industry Regulatory Authority.

“Exercise Date” means the date a Warrant Exercise Notice is delivered to the Company in the manner provided in Section 9 below.

"Exercise Price" means $0.55.

"Expiration Date" means 5:00 p.m. (Spokane, Washington) on [________, 2010]; provided that if such date shall in the City of Spokane, Washington be a holiday or a day on which banks are authorized to close, then 5:00 p.m. on the next following day which in the City of Spokane, Washington is not a holiday or a day on which banks are authorized to close.

"Initial Warrant Exercise Date" means the date hereof.

"Person" means an individual, partnership, corporation, trust, joint stock company, association, joint venture, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Principal Market” means the OTCBB or the primary securities exchanges or market on which such security may at the time be listed or quoted for trading.

“Trading Day” means any day on which trading occurs on the OTCBB (or such other exchange or market as the Common Shares may trade on in the United States).

"Warrant Shares" means the Common Shares deliverable upon exercise of this Class F Warrant, as adjusted from time to time.

2.

Exercise of Class F Warrant.

(a)

Subject to Section 2(f), the Holder is entitled to exercise this Class F Warrant in whole or in part at any time on or after the Initial Warrant Exercise Date until the Expiration Date.  To exercise this Class F Warrant, the Holder shall execute and deliver to the Company a Warrant Exercise Notice substantially in the form annexed hereto.  No earlier than five (5) days after delivery of the Warrant Exercise Notice, the Holder shall deliver to the Company this Class F Warrant Certificate, including the Warrant Exercise Subscription Form forming a part hereof duly executed by the Holder, together with payment of the applicable Exercise Price.  Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Shares subject to such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.  No fractional shares will be issued.

(b)

The Exercise Price may be paid to the Company in cash or by certified or official bank check or bank cashier's check payable to the order of the Company, or by wire transfer or by any combination of cash, check or wire transfer.

(c)

If the Holder exercises this Class F Warrant in part, this Class F Warrant Certificate shall be surrendered by the Holder to the Company and a new Class F Warrant Certificate of the same tenor and for the unexercised number of Warrant Shares shall be executed by the Company.  The Company shall register the new Class F Warrant Certificate in the name of the Holder or in such name or names of its transferee pursuant to paragraph 6 hereof as may be directed in writing by the Holder and deliver the new Class F Warrant Certificate to the Person or Persons entitled to receive the same.

(d)

Upon surrender of this Class F Warrant Certificate in conformity with the foregoing provisions, the Company shall transfer to the Holder of this Class F Warrant Certificate appropriate evidence of ownership of the Common Shares or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or such transferee as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property to the Person or Persons entitled to receive the same.

(e)

In no event may the Holder exercise these Class F Warrants in whole or in part unless the Holder is an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “U.S. Securities Act”), or the Holder is a non-U.S. person (as defined in Regulation S of the U.S. Securities Act) exercising these Class F Warrants in an “off shore transaction” in accordance with the requirements of Regulation S of the U.S. Securities Act.

(f)

In the event that the Common Shares trade on the Principal Market in the United States at a weighted volume average price of greater than $0.80 per share for a period of 20 consecutive Trading Days at any time following the issuance of the Class F Warrants, the Company may, in its sole discretion, accelerate the Expiration Date of the Warrants by giving written notice to the holders thereof within 10 Business Days of the occurrence thereof and in such case the Warrants will expire on the 20th Business Day after the date on which such notice is given by the Company.

3.

Exercise Restrictions.  Notwithstanding any other provision hereof, no Holder shall exercise these Class F Warrants, if as a result of such conversion the holder would then become a “ten percent beneficial owner” (as defined in Rule 16a-2 under the Securities Exchange Act of 1934, as amended) of Common Shares.  For greater certainty, the Class F Warrants shall not be exercisable by the Holder or redeemed by the Company, if, after giving effect to such exercise, the holder of such securities, together with its affiliates, would in aggregate beneficially own, or exercise control or direction over that number of voting securities of the Company which is 9.99% or greater of the total issued and outstanding voting securities of the Company, immediately after giving effect to such exercise; provided, however, that upon a holder of these Class F Warrants providing the Company with a Waiver Notice that such holder would like to waive the provisions of this paragraph 3 with regard to any or all Common Shares issuable upon exercise of these Class F Warrants, this paragraph 3 shall be of no force or effect with regard to those Common Shares referenced in the Waiver Notice; provided, further, that this provision shall be of no further force or effect during the sixty-one (61) days immediately preceding the expiration of the term of these Class F Warrants.

4.

Restrictive Legend.  Certificates representing Common Shares issued pursuant to this Class F Warrant shall bear a legend substantially in the form of the legend set forth on the first page of this Class F Warrant Certificate to the extent that and for so long as such legend is required pursuant to applicable law.

5.

Covenants of the Company.

(a)

The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Class F Warrant such number of its authorized but unissued Common Shares or other securities of the Company from time to time issuable upon exercise of this Class F Warrant as will be sufficient to permit the exercise in full of this Class F Warrant.  All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights.

(b)

The Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Class F Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder against impairment.  Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Common Shares receivable upon the exercise of this Class F Warrant above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Common Shares upon the exercise of this Class F Warrant, and (iii) use its best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Class F Warrant.

(c)

Before taking any action which would cause an adjustment reducing the current Exercise Price below the then par value, if any, of the Common Shares issuable upon exercise of the Class F Warrants, the Company shall take any corporate action which may be necessary in order that the Company may validly and legally issue fully paid and non-assessable shares of such Common Shares at such adjusted Exercise Price.

(d)

Before taking any action which would result in an adjustment in the number of Common Shares for which this Class F Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

(e)

The Company covenants that during the period the Class F Warrant is outstanding, it will use its best efforts to comply with any and all reporting obligations under the Securities Exchange Act of 1934, as amended.

(f)

The Company will take all such reasonable action as may be necessary (i) to maintain a Principal Market for its Common Shares in the United States and (ii) to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Shares may be listed.

(g)

The Company shall preserve and maintain its corporate existence and all licenses and permits that are material to the proper conduct of its business.

(h)

The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Class F Warrant.

6.

Exchange, Transfer or Assignment of Class F Warrant; Registration.

(a)

Each taker and holder of this Class F Warrant Certificate by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other persons dealing with this Class F Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby.

(b)

The Holder agrees that it will not transfer, hypothecate, sell, assign, pledge or encumber any Class F Warrants or Warrant Shares unless such securities are registered under the U.S. Securities Act and registered or qualified under any applicable state securities laws or such transfer is affected pursuant to an available exemption from registration.

7.

Anti-Dilution Provisions.  The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Class F Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

(a)

In case the Company shall (i) declare a dividend or make a distribution on its outstanding Common Shares in Common Shares, (ii) subdivide or reclassify its outstanding Common Shares into a greater number of shares, or (iii) combine or reclassify its outstanding Common Shares into a smaller number of shares, the number of Warrant Shares shall be proportionately adjusted to reflect such dividend, distribution, subdivision, reclassification or combination. For example, if the Company declares a 2 for 1 stock split and the number of Warrant Shares immediately prior to such event was 200,000, the number of Warrant Shares immediately after such event would be 400,000.  Such adjustment shall be made successively whenever any event listed above shall occur.

(b)

Whenever the number of Warrant Shares is adjusted pursuant to Subsection (a) above, the Exercise Price shall simultaneously be adjusted by multiplying the Exercise Price immediately prior to such event by the number of Warrant Shares immediately prior to such event and dividing the product so obtained by the number of Warrant Shares, as adjusted. If an Exercise Price has not yet been established, an adjustment thereof shall be deferred until one is established pursuant to the terms of this Class F Warrant.

(c)

No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in such price; provided, however, that any adjustments which by reason of this Subsection (c) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

(d)

Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Class F Warrant to be mailed to the Holder.  The Company may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

(e)

In the event that at any time, as a result of an adjustment made pursuant to Subsection (a) above, the Holder of this Class F Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Shares, thereafter the number of such other shares so receivable upon exercise of this Class F Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Shares contained in Subsection (a), above.

(f)

Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Class F Warrant, Class F Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Class F Warrant.

(g)

In case at any time or from time to time conditions arise by reasons of action taken by the Company, which in the reasonable opinion of its Board of Directors, are not adequately covered by the provisions of Section 7 hereof, and which might materially and adversely affect the exercise rights of the Holder hereof, the Board of Directors shall appoint a firm of independent certified public accountants, which may be the firm regularly retained by the Company, which will give their opinion upon the adjustment, if any, on a basis consistent with the standards established in the other provisions of Section 7 necessary with respect to the Exercise Price then in effect and the number of Common Shares for which the Class F Warrant is exercisable, so as to preserve, without dilution, the exercise rights of the Holder.  Upon receipt of such opinion, the Board of Directors shall forthwith make the adjustments described therein.

8.

Loss or Destruction of Class F Warrant.  Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Class F Warrant Certificate, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Class F Warrant Certificate, if mutilated, the Company shall execute and deliver a new Class F Warrant Certificate of like tenor and date.

9.

Notices.  Any notice, demand or delivery authorized by this Class F Warrant Certificate shall be in writing and shall be given to the Holder or the Company, as the case may be, at its address (or telecopier number) set forth below, or such other address (or telecopier number) as shall have been furnished to the party giving or making such notice, demand or delivery:

If to the Company:

GOLDRICH MINING COMPANY

2607 Southeast Blvd., Suite B211

Spokane, WA  99223

Attention:  William Schara

Telephone No.: (509) 768-4468

Telecopier No.: (509) 695-3289

Email: wschara@goldrichmining.com

With a copy to:

DORSEY & WHITNEY LLP

Republic Plaza Building

370 Seventeenth Street, Suite 4700

Denver, CO  80202-5647

Attn:  Jason K. Brenkert, Esq.

Fax:  303-629-3450

If to the Holder:

at the address set forth on the last page of this Class F Warrant.

Each such notice, demand or delivery shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified herein and the intended recipient confirms the receipt of such telecopy or (ii) if given by any other means, when received at the address specified herein.

10.

Rights of the Holder.  Prior to the exercise of any Class F Warrant, the Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Company, including, without limitation, the right to vote, to receive dividends or other distributions, to exercise any preemptive right or any notice of any proceedings of the Company except as may be specifically provided for herein.

11.

GOVERNING LAW.  THIS CLASS F WARRANT CERTIFICATE AND ALL RIGHTS ARISING HEREUNDER SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ALASKA, AND THE PERFORMANCE THEREOF SHALL BE GOVERNED AND ENFORCED IN ACCORDANCE WITH SUCH LAWS.

12.

Amendments; Waivers.  Any provision of this Class F Warrant Certificate may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Holder and the Company, or in the case of a waiver, by the party against whom the waiver is to be effective.  No failure or delay by either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

13.

Company Reorganization.  In the event of any sale of substantially all the assets of the Company or any reorganization, reclassification, merger or consolidation of the Company where the Company is not the surviving entity, then as a condition to the Company entering into such transaction, the entity acquiring such assets or the surviving entity, as the case may be, shall agree to assume the Company's obligations hereunder.

************

IN WITNESS WHEREOF, the Company has duly caused this Class F Warrant to be signed by its duly authorized officer and to be dated as of ________________, 2009.

GOLDRICH MINING COMPANY

By:

Name:

Title:

HOLDER:

______________________________

______________________________

______________________________

(Name and address)

CLASS F WARRANT EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of the Class F Warrant

after delivery of Warrant Exercise Notice)

To:

GOLDRICH MINING COMPANY

The undersigned irrevocably exercises the Class F Warrant for the purchase of _______________ shares (the "Shares") of Common Shares, par value $0.10 per share, of GOLDRICH MINING COMPANY (the "Company") at $______________ per Share (the Exercise Price currently in effect pursuant to the Class F Warrant).

The undersigned herewith makes payment of $_____________ (such payment being made in cash or by certified or official bank or bank cashier's check payable to the order of the Company or by any permitted combination of such cash or check), all on the terms and conditions specified in the within Class F Warrant Certificate, surrenders this Class F Warrant Certificate and all right, title and interest therein to the Company and directs that the Shares deliverable upon the exercise of this Class F Warrant be registered or placed in the name and at the address specified below and delivered thereto.

The undersigned is either (i) an “accredited investor” as defined in Regulation D under the Securities Act of 1933, as amended (the “U.S. Securities Act”), and is exercising these Class F Warrants in a transaction that does not require registration under the U.S. Securities Act or (ii) is not a U.S. Person or person in the United States and is exercising these Class F Warrants in an “off shore transaction” in accordance with the requirements of Regulation S of the U.S. Securities Act.  The terms U.S. Person, United States and off-shore transaction have the meanings set forth in Regulation S of the U.S. Securities Act.

Number of Common Shares beneficially owned or deemed beneficially owned by the Holder on the date of

Exercise: _________________________

Check this box, if applicable:

☐

The undersigned hereby represents that it has either sold the common stock to be issued hereunder or intends to sell such common stock within five (5) business days of receipt of such common stock in compliance with the Plan of Distribution set forth in the Registration Statement file under the U.S. Securities Act in respect to such common stock and in compliance with the applicable securities law.  The undersigned hereby requests that the share certificate representing the common stock be issued without a restrictive legend.

Date:

(Signature of Owner)

(Street Address)

(City)

(State)

(Zip Code)

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Class F Warrant evidenced by the within Class F Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

CLASS F WARRANT ASSIGNMENT FORM

Dated ___________ ___, _____

FOR VALUE RECEIVED, _______________________ hereby sells, assigns and transfers unto_____________________________(the "Assignee"),

(please type or print in block letters)

(insert address)

its right to purchase up to Common Shares represented by these Class F Warrants and does hereby irrevocably constitute and appoint _______________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES.

To be completed by transferee.

In connection with this transfer: (check one):

______

The undersigned transferee hereby certifies that (i) it is not a U.S. Person and was not offered the Class F Warrants while in the United States and did not execute this certificate while within the United States, (ii) it is not acquiring any of the Class F Warrants represented by this Class F Warrant Certificate by or on behalf of any U.S. person or person within the United States, and (iii) it has in all other respects complied with the terms of Regulation S of the United States Securities Act of 1933, as amended (the “US Securities Act”), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect.

______

The undersigned transferee is delivering a written opinion of U.S. counsel to the effect that this transfer of Class F Warrants has been registered under the US Securities Act or are exempt from registration thereunder.

Signature:

Exhibit C

Selling Shareholder Questionnaire

GOLDRICH MINING COMPANY

SELLING SHAREHOLDER QUESTIONNAIRE

To:

GOLDRICH MINING COMPANY

2607 Southeast Blvd., Suite B211

Spokane, WA 99223

Complete and Return with Subscription Agreement

Capitalized terms used herein but not otherwise defined shall have the meaning set forth in that certain Subscription Agreement, by and between Goldrich Mining Company, an Alaska corporation (the “Company”), and the Subscribers thereto.  This Questionnaire is being delivered to you in connection with a registration statement to be filed with the United States Securities and Exchange Commission.  Your securities will not be registered unless you complete this Questionnaire and return it as instructed.

A.

BACKGROUND INFORMATION

Name:

Business Address:

(Number and Street)

(City)

(State)

(Zip Code)

Telephone Number:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:

Date of formation:

Social Security or Taxpayer Identification No.

Email address of contact person:

Current ownership of securities of the Company:

____Common Shares

Options or warrants to purchase _______ Common Shares (if any)

Number of Shares you are requesting to be registered in the Registration Statement:

_____________ Common Shares (include shares underlying warrants)

BENEFICIAL OWNERSHIP INFORMATION: Please describe the beneficial ownership of the shares and/or warrants owned by you or your organization.  If the undersigned is a partnership, limited liability company or similar entity, please identify the individual or individuals with ultimate voting and dispositive power over such shares and/or warrants, typically the investment manager or investment advisor with primary responsibility for this investment.  This information is available from your compliance officer or general counsel.  THE COMPANY WILL NOT BE ABLE TO REGISTER YOUR SECURITIES WITHOUT THIS IMPORTANT INFORMATION.

Exception: This information need not be provided if the undersigned is a publicly traded company.

Have you or your organization had any position, office or other material relationship within the past three years with the Company or its affiliates?

[   ] Yes

[   ] No

If yes, please indicate the nature of any such relationships below:

If you, any of your associates, or any member of your immediate family had or will have any direct or indirect material interest in any transaction or series of transactions to which the Company or any of its subsidiaries was a party at any time since January 1, 2007, or in any currently proposed transactions or series of transactions in which the company or any of its subsidiaries will be a party, in which the amount involved exceeds $60,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction, and (d) the amount of the interest in the transaction.  If the answer is “none”, please so state.

Are you (i) an FINRA Member (see definition), (ii) a Controlling (see definition) shareholder of an FINRA Member, (iii) a Person Associated with a Member of the FINRA (see definition), or (iv) an Underwriter or a Related Person (see definition) with respect to the proposed offering; or (b) do you own any shares or other securities of any FINRA Member not purchased in the open market; or (c) have you made any outstanding subordinated loans to any FINRA Member? IN RESPONDING TO THIS QUESTION, INDICATE WHETHER OR NOT YOU ARE A BROKER DEALER OR IF YOU ARE AFFILIATED WITH A BROKER DEALER, AND IF SO, STATE THE NATURE OF YOUR AFFILIATION.

[   ] Yes

[   ] No

If “yes,” please describe below

FINRA Member.  The term “FINRA member” means either any broker or dealer admitted to membership in the Financial Industry Regulatory Authority (“FINRA”).

Control.  The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power, either individually or with others, to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

Person Associated with a member of the FINRA.  The term “person associated with a member of the FINRA” means every sole proprietor, partner, officer, director, branch manager or executive representative of any FINRA Member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by a FINRA Member, whether or not such person is registered or exempt from registration with the FINRA pursuant to its bylaws.

Underwriter or a Related Person.  The term “underwriter or a related person” means, with respect to a proposed offering, underwriters, underwriters’ counsel, financial consultants and advisors, finders, members of the selling or distribution group, and any and all other persons associated with or related to any of such persons.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this ____ day of ________, 200__, and declares under oath that it is truthful and correct.

Printed Name

By:

Its:

By:

Name:

Title:

Return each completed and signed Questionnaire with your Subscription Agreement.

Schedule I

Wire Transfer Instructions